Exhibit 10.1

PARTIAL ASSIGNMENT OF OIL AND GAS LEASES

This Partial Assignment of Oil and Gas Leases (the "Assignment") is from MID-EAST OIL COMPANY, a Pennsylvania corporation, having an address of 255 Airport Road, Indiana, Pennsylvania 15701 (referred to as "Assignor") to Mieka Corporation, 1660 South Stemmons, Suite 440, Lewisville, TX 75067, (referred to as "Assignee").

For adequate consideration, the receipt of which is acknowledged, Assignor, subject to the terms and provisions herein contained as well as the reservations hereinafter set forth, does hereby grant, sell, assign and convey, effective as of February 24, 2009 (the "Effective Date"), unto Assignee, its successors and assigns an undivided Eighty One and One Quarter percent (81.25%) interest to the Oil and Gas Leases identified on Exhibit "A" attached to and made a part hereof covering the lands and depths described on Exhibit "A" for the expressed purpose of developing natural gas wells producing from the Marcellus Shale formation.

For purposes of this Assignment (a) the Oil and Gas Leases described on Exhibit "A" are referred to as the "Leases", (b) the lands covered by the Leases to all depths designated on each lease are referred to as the "Lands", and (c) the Leases and the Lands conveyed by Assignor to assignee pursuant to this Assignment hereinafter collectively are referred to as the "Assigned Interests".

This assignment is made expressly subject to the following:

1.     The Assigned Interests will be subject to the royalty interest as provided in the leases and to all of the terms, conditions, and provisions set forth in the Leases.

2.     Assignee warrants that no well will be drilled without a complete chain of title to verify and correct any possible outstanding title defects.

3.     As to each of the Leases, to the extent of the Assigned Interests, Assignor excepts and reserves unto itself, its successors and assigns, an overriding royalty interest in and to all oil and gas produced, saved and sold therefrom equal to the difference, if any, between total leasehold burdens and Eighteen and Three-Quarters Percent (18.75%) of 8/8ths. Such overriding royalty interest to be proportionately reduced in the event (a) any of the Leases covers less than the full fee interest as to oil and gas or (b) the working interest in any such Leases herein conveyed to Assignee is less than 100%.

4.     Assignor is transferring all right, title, interest and privilege as described in each lease to all formations beginning at the bottom of the Tully Limestone formation and continuing to the center of the earth.

5.     The assignor reserves a right to participate, at actual cost plus 12%, in any well drilled on the Assigned Interests covered by this assignment up to a 50% working interest.

This Assignment is made pursuant to the terms of that certain Letter of Understanding between Mieka Corporation and Mid-East Oil Company dated February 24, 2009.

The terms, covenants and conditions hereof shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns; and such terms, covenants and conditions shall be covenants running with the Assigned Interests, and with each subsequent transfer or assignment thereof.

This Assignment is executed by Assignor on the date indicated in its acknowledgment included herewith, to be effective as of the Effective Date.

MIEKA CORPORATION	MM-EAST OIL COMPANY
By: Daro Blankenship Its: Managing Director	By: Mark Thompson Its: President Feberuary 24, 2009

Exhibit A

Exhibit A to Partial Assignment of Oil Gas Leases by and between Mid-East Oil Company and Mieka Corporation dated February 24, 2009

	Lessor	Lesee	County	Township	State	Lease Date	Instrument Number	Acreage
1)	Richard A Schimizzi and Edna M Schimizzi *All Formations Below the Tully Limestone*	M.M. & V. Energy LLC	Westmoreland	Hempfield	PA	8/31/2004	200409220056955	80
2)	Mangini Family Limited Partnership *All Formations Below the Tully Limestone*	M.M. & V. Energy LLC	Westmoreland	Hempfield	PA	8/13/2004	200409220056954	107.55
3)	James E Harris, Jr. and Nancy L Harris *All Formations Below the Tully Limestone*	M.M. & V. Energy LLC	Westmoreland	Hempfield	PA	10/11/2004	200412080071981 (Memorandum)	88.6
4)	Thomas O and Grace G McCune *All Formations Below the Tully Limestone*	M.M. & V. Energy LLC	Westmoreland	Hempfield	PA	10/6/2004	200412080071979	24
5)	Robert J Arendas and Kathleen M Arendas *All Formations Below the Tully Limestone*	M.M. & V. Energy LLC	Westmoreland	Hempfield	PA	10/20/2004	200501110001722	15.8
6)	William R Smith and Carol S Smith *All Formations Below the Tully Limestone*	M.M. & V. Energy LLC	Westmoreland	Hempfield	PA	3/8/2004	200404160021545	75
7)	Fred E Betler and Connie L Betler *All Formations Below the Tully Limestone*	M.M. & V. Energy LLC	Westmoreland	Hempfield	PA	5/10/2004	200408030046944	43.975
8)	Christopher A and Kristine T Feliciani *All Formations Below the Tully Limestone*	M.M. & V. Energy LLC	Westmoreland	Hempfield	PA	6/28/2004	200407230044650	25
9)	Andrew Roskovensky *All Formations Below the Tully Limestone*	Allan Poole	Westmoreland	Unity	PA	3/29/1972	2095/1083	15
10)	John W and Virginia I Stouffer *All Formations Below the Tully Limestone*	Allan Poole	Westmoreland	Unity	PA	6/23/1971	2091/279	50
11)	John W and Virginia I Stouffer *All Formations Below the Tully Limestone*	Allan Poole	Westmoreland	Unity	PA	1/28/1972	2091/284	8.75
12)	Elizabeth Alexander *All Formations Below the Tully Limestone*	Allan Poole	Westmoreland	Unity	PA	5/5/1971	2091/295	60
13)	Dennis and Diane Dominick *All Formations Below the Tully Limestone*	Allan Poole	Westmoreland	Unity	PA	3/22/2004	200404160021518	1

Instr:200903020006702 03/02/2009
P:3 of 6 F:$24.50 3:05PM
Tom Murphy T20090013569
Westmoreland County RecorderP

09-24-09;04:31PM; ;724-349-6711 # 4/

Page 1 of 2

Exhibit A

Exhibit A to Partial Assignment of Oil Gas Leases by and between Mid-East Oil Company and Mieka Corporation dated February 24, 2009

	Lessor	Lesee	County	Township	State	Lease Date	Instrument Number	Acreage
14)	James B and Janet McNall *All Formations Below the Tully Limestone*	Allan Poole	Westmoreland	Unity	PA	7/17/1971	2091/289	80
15)	The First Pilgram Holiness Church *All Formations Below the Tully Limestone*	Allan Poole	Westmoreland	Unity	PA	7/20/1977	2258/834	17

Instr:200903020006792 03/02/2009
P:4 of 6 F:$24.50 3:05PM
Tom Murphy T20090013569
Westmoreland County RecorderP

09-24-09;04:31PM; ;724-349-6711 # 5

Page 2 of 2

Westmoreland County Pennsylvania

Tom Murphy

Westmoreland County Recorder

CUSTOMER RECEIPT - RECORDING SERVICES

Receipt Number: T20090013569

Date/Time: 03/02/2009 15:05:18

Method Received: Mail

Clerk: MORAIT

Customer Name : MID EAST OIL COMPANY

Mail Envelope Provided

Transaction Detail

Instrument Number	Instrument Type	Record. Fees	Equip. Fee	State Tax	Transfer Tax	Copy	Cert. Copy	Total Copy Fee	# Pgs	Consideration	Subtotal
200903020006702	O&G LEASE	$19.50	$5.00	$0.00	$0.00	N	N	$0.00	6	$1.00	$ 24.50

First Party Name: MID-EAST OIL COMPANY

Second Party Name: MIEKA CORPORATION

Municipality Name	School District		Percentage	Tax
HEMPFIELD TWP	HEMPFIELD		100.0%	$0.00
		Total:	100.0%	$0.00

Payment Information

Method of Payment	Payment Control ID	Authorized Agent	Amount
Check	27305		$24.50

AMOUNT PAID: **$24.50**

LESS AMOUNT DUE: $24.50

CHANGE RECEIVED: **$0.00**

3/2/2009 3:03:02PM

Page 1 of 1

Westmoreland Recorder of Deeds * 2 North Main Street * Greensburg, PA 15601 * (724) 830-3518 * Fax (724) 853-4647

Mid-East Oil Company

PO Box 1378 Indiana, PA 15701	(724) 349-6690 Fax (724) 349-6711

LETTER OF UNDERSTANDING

This Letter of Understanding executed this February 24, 2009, between MID-EAST OIL COMPANY, a Pennsylvania corporation, having an address of 255 Airport Road, Indiana, Pennsylvania 15701 (referred to as "Mid-East") and Mieka Corporation, 1660 South Stemmons, Suite 440, Lewisville, TX 75067 (referred to as "Mieka") is to clarify the following terms and conditions of our understanding:

1.     Mieka will be required to commence drilling at least one (1) well to the Marcellus formation within two (2) years of the execution date of this agreement. Mieka will then be required to drill one (1) additional well every eighteen (18) months thereafter until a total of four (4) wells have been drilled. After the fourth well has been drilled the drilling commitment will be considered fulfilled and no further drilling will be necessary to hold the acreage. If no drilling is commenced within two (2) years, this agreement becomes null and void and Mieka will surrender all rights to the assigned acreage and will promptly assign all rights back to Mid-East or its designate. Should Mieka fail to continuously develop the acreage as noted above, Mieka will retain a one hundred (100) acre tract around each well drilled and would then assign the remaining acreage back to Mid-East or its designate

2.     Mid-East will receive a fee of Twenty Five Thousand ($25,000.00) dollars as a site fee for each well spudded on the acreage. This fee may be in the form of cash or stock in the new company to be formed by Mieka to develop Marcellus Shale wells.

3.     Mid-East or its successor or designate will have the option to participate, at actual cost plus 12%, in the drilling of any well drilled on the acreage, up to a Fifty Percent (50%) working interest in each well.

4.     Any Pipeline systems built to carry the gas produced from the acreage as well as any available overriding royalty interest on wells drilled on the acreage will be jointly owned by Daro and Anita Blankenship (50%) AND Mark A Thompson (50%)

This Letter of Understanding is made pursuant to the terms of that certain Partial Assignment of Oil and Gas Leases between Mieka Corporation and Mid-East Oil Company dated February 24, 2009.

MIEKA CORPORATION By: Daro Blankenship Its: Managing Partner	MID-EAST OIL COMPANY By: Mark Thompson Its: President